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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): August 14, 2000

                              BROADCOM CORPORATION
               (Exact Name of Registrant as Specified in Charter)


             California                            000-23993                          33-0480482
  ----------------------------------    --------------------------------    --------------------------------
   (State or Other Jurisdiction of         (Commission File Number)          (IRS Employer Identification
           Incorporation)                                                                No.)


           16215 Alton Parkway, Irvine, California         92618
           --------------------------------------------------------
           (Address of Principal Executive Offices)      (Zip Code)


       Registrant's telephone number, including area code: (949) 450-8700


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed since Last Report)


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ITEM 5. OTHER EVENTS

         On August 14 2000 Broadcom Corporation issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7. EXHIBITS

         (a)      Not Applicable.

         (b)      Not Applicable.

         (c)      Exhibits

                  99.1     Press Release dated August 14 2000, of the
                           Registrant.

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SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      BROADCOM CORPORATION,
                                      a California corporation


August 16, 2000                       By: /s/ WILLIAM J. RUEHLE
                                          --------------------------------------
                                          William J. Ruehle
                                          Vice President and Chief
                                          Financial Officer
                                          (Principal Financial Officer)

                                      By: /s/ SCOTT J. POTERACKI
                                          --------------------------------------
                                          Scott J. Poteracki
                                          Corporate Controller and
                                          Senior Director of Finance
                                          (Principal Accounting Officer)


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                                  EXHIBIT INDEX

Exhibit Number                Description
--------------                -----------

     99.1           Press Release dated August 14 2000, of the Registrant.